Exhibit 10.8

Mutual (Early) Lease Termination Agreement

相互(提前)租賃終止協定

Date /日 期 20-9-2023

Landlord/出租人：_Chan Chi Kin/陳志堅 ID card no./身份證號碼:C404602(A)

Tenant/ 承 租 人 ：Boca International Limited /寶加國際有限公司 Business registration no./商業登記號碼15889340

Leased Premises: DD119 LOT 1623, 330 Pak Sha Tsuen, Yuen Long,N.T.

出租物業地址：新界元朗白沙村330號 DD119 Lot 1623(部份)

This Mutual Early Lease Termination Agreement is incorporated into and made part of the original lease agreement that was executed by the above-referenced Landlord and Tenant at the above-referenced leased premises.

本相互提前租賃終止協定已納入上述房東和租戶在上述租賃場所簽署的原始租賃協定。並成為原始租 賃協定的一部分。

Under the original lease (see attached) dated 1 January 2023. The original lease expires on 31

December 2025. Upon mutual agreement and consideration, both parties agree to terminate this lease on 30 September 2023, subject to the below conditions

根據日期為2023年1月1日的原始租約(見附件)。原始租約將於2025年12月31日到期。 經雙方同 意及考慮，雙方同意於2023年9月30日終止此租約，但須符合以下條件。

Tenant provided a security deposit in the amount of HK$72,000 is being withheld in settlement of the rent for August and September 2023 respectively.

根據本協定所附的分項清單，租戶已分別扣留港幣72,000元的保證金，以支付2023年8月和9月的 租金。

If either party violates any part of this agreement, they are also considered in violation of the

Lease Agreement. If a violation occurs, either party may initiate legal proceedings in accordance with HKSAR regulations to seek judgment for monies owed as a result of the violation.

如果任何一方違反本協定的任何部分，他們也被視為違反租賃協定。如發生違規行為，任何一方均可 根據香港特別行政區規定提起法律程式，就因違規行為而欠下的款項作出判決。

Each party to this agreement releases the other party from all claims, demands, damages, rights, liabilities, and causes of action of any nature whatsoever, whether at law or equity, known or unknown, suspected or unsuspected, which are related or in any manner incidental to the Lease or the Premises and which first arise out of transactions and occurrences from and after the new termination date.

本協定的每一方免除另一方的任何性質的所有索賠、要求、損害賠償、權利、責任和訴訟因由，無論 是法律還是衡平法，已知或未知，可疑或未懷疑，這些索賠、要求、損害賠償、權利、責任和訴訟因 由輿租賃或房屋相或以任何方式附帶，並且首先由新終止日期及其之後的交易和事件引起。

Chan Chi Kin

Mutual (Early) Lease Termination Agreement

相互(提前)租賃終止協定

This Mutual Agreement is the complete agreement between the above-referenced Landlord and Tenant(s) regarding the early termination of the attached lease. Any other promises or covenants made by the Tenant(s) or Landlord, oral or written, are null and void.

本共同協定是上述房東和租戶之間關於提前終止附加租約的完整協定。租客或業主作出的任何其他口 頭或害面承諾或契約均無效。

/s/ Boca International Ltd
Tenant Signature/ 承租人簽名
Boca International Ltd	Date/ 日 期

/s/ Chan Chi Kin
Landlord Signature/ 房東簽名
Chan Chi Kin	Date/ 日 期

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